Exhibit 10.18

Providence Energy Partners III, LP

16400 North Dallas Parkway, Suite 400

Dallas, Texas 75248

March 30, 2017

PetroShare Corp.

9635 Maroon Circle

Suite 400

Englewood, CO 80112

Attn: Mr. Stephen J. Foley

Re:                             Adjustment to Credit Facility

Dear Steve:

Pursuant to this letter agreement (this “Letter Agreement”), between Providence Energy Partners III, LP, whose address is 16400 North Dallas Parkway, Suite 400, Dallas, TX 75248 (“PEP III”) and PetroShare Corp., whose address is 9635 Maroon Circle, Suite 400, Englewood, CO 80112 (formerly at 7200 S. Alton Way, Suite B220, Centennial, CO 80112) (“PetroShare” and, together with PEP III, the “Parties”), the parties intend to address and agree, as between PEP III and PetroShare, to the treatment of certain payments under, and related amendments to, the Revolving Line of Credit Facility Agreement, dated October 13, 2016, between PEP III (as lender) and PetroShare (as borrower) (the “Credit Agreement”), together with the Promissory Note, dated March 13, 2016, issued by PetroShare (as borrower) to PEP III (as lender) in conjunction with the Credit Agreement (the “Promissory Note”).  Capitalized terms used but not defined in this Letter Agreement will have the meanings given to them in the Credit Agreement and the Promissory Note, as applicable.

Please indicate PetroShare’s agreement with the terms of this Letter Agreement by executing the applicable signature block below, and by executing and returning the amendments to the Credit Agreement and the Promissory Agreement that are attached as Exhibits A and B hereto (the “Amendments”).  This Letter Agreement and the Amendments shall become binding upon PEP III and PetroShare upon the execution of this Letter Agreement by each of PEP III and PetroShare, with the date of such full execution referred to herein as the “Effective Date”.

The Parties hereby agree to the following:

1.  Repayment of 50% of Principal Balance.  In its capacity as Borrower under the Credit Agreement and the Promissory Note, on April 13, 2017, PetroShare shall repay to PEP III fifty percent (50%) of its then-outstanding principal balance under the Line of Credit established pursuant to the Credit Agreement (the “April Payment”).  The Parties estimate that, as of the date of this letter, PetroShare’s current outstanding principal balance under the Line of Credit is $7,105,000.00; and that the April Payment will be in the amount of $3,552,500.00.  The April Payment shall be made in accordance with the terms of the Credit Agreement and the Promissory

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Note, including terms pertaining to payments made thereunder; provided that the Parties agree that failure to make the April Payment by April 13, 2017 shall constitute an immediate Event of Default under the Credit Agreement and an immediate Event of Acceleration under the Promissory Note.

2.  Repayment of Remainder of Balance.  In its capacity as Borrower under the Credit Agreement and the Promissory Note, on June 13, 2017, PetroShare shall repay all amounts then-outstanding under the Line of Credit established pursuant to the Credit Agreement, including principal and interest (the “June Payment”).  The Parties estimate that, taking into account the Parties estimate of PetroShare’s current outstanding principal balance under the Line of Credit and assuming that PetroShare makes the April Payment by the applicable deadline, in each case as set forth in paragraph 1 above, and assuming that PetroShare does not obtain any further Advances under the Line of Credit, PetroShare’s total outstanding balance under the Line of Credit as of June 13, 2017 will be a principal balance in the amount of $3,552,500.00 and accrued interest in the amount of $255,734.55; and that the June Payment will be in the amount of $3,808,234.55.

3.  Extension of Maturity Date; No Further Advances.  The Parties recognize that the date of the June Payment represents an extension of the Maturity Date under the Credit Agreement and the Promissory Note from April 13, 2017 to June 13, 2017, which is agreed to by PEP III in exchange for the April Payment and PetroShare’s other commitments under this Letter Agreement and the amendments to the Credit Agreement and the Promissory Note, as contemplated in paragraphs 4 and 5 below.  As further consideration for the extension of the Maturity Date, PetroShare further agrees that, as of and following the Effective Date, it shall not have any further right under the Credit Agreement and the Promissory Note to request or receive any Advances under the Line of Credit established under the Credit Agreement (also referred to as the “Credit Facility” under the Promissory Note), nor shall PEPIII have any further obligation to make any further Advances under the Line of Credit.

4.  Amendment to Credit Agreement.  The Credit Agreement shall be amended in accordance with that certain First Amendment to Revolving Line of Credit Facility Agreement, attached as Exhibit A hereto.

5.  Amendment to Promissory Note.  The Promissory Note shall be amended in accordance with that certain First Amendment to Promissory Note, attached as Exhibit B hereto.

6.  Incorporated Provisions; Conflicts. The Section of the Credit Agreement titled “Miscellaneous” is hereby incorporated herein, mutatis mutandis, as if set forth in its entirety herein; provided that, in the event of any conflict between the Credit Agreement, the Promissory Note or any document executed by the Parties in accordance therewith, and this Letter Agreement, this Letter Agreement shall apply.  Notwithstanding any adjustments to the Credit Agreement and the Promissory Note pursuant to this Letter Agreement or the Amendments, all security established in favor of PEP III pursuant to the Credit Agreement and the Promissory Note, including the Deeds of Trust, shall remain in effect and shall continue to apply to repayment of PetroShare’s indebtedness under the Credit Agreement and the Promissory Note.

If the foregoing is consistent with your understanding and is acceptable to you, please execute one copy of this Letter Agreement and return it to us whereupon this Letter Agreement shall become a binding agreement between the Parties. This Letter Agreement may not be

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amended, or any provision thereof waived, unless each undersigned party consents in writing thereto.

Very truly yours,

PEP II:

PROVIDENCE ENERGY PARTNERS III, LP

By:	Providence Energy Partners III GP, LLC

	By:	/s/ David Bissmeyer

	Name:	David Bissmeyer

	Title:	COO

AGREED TO AND ACCEPTED BY PETROSHARE:

PETROSHARE CORP.

By:	/s/ Stephen J. Foley

Name:	Stephen J. Foley

Title:	CEO

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EXHIBIT A TO LETTER AGREEMENT

Form of First Amendment to Revolving Line of Credit Facility Agreement

[see attached]

FIRST AMENDMENT TO

REVOLVING LINE OF CREDIT FACILITY AGREEMENT

This FIRST AMENDMENT TO REVOLVING LINE OF CREDIT FACILITY AGREEMENT (this “Amendment”) is made and entered into this 30 day of March 2017, by and between Providence Energy Partners III, LP, whose address is 16400 North Dallas Parkway, Suite 400, Dallas, TX 75248 (“Lender”) and PetroShare Corp., whose address is 9635 Maroon Circle, Suite 400, Englewood, CO 80112 (formerly at 7200 S. Alton Way, Suite B220, Centennial, CO 80112) (“Borrower”).  Lender and Borrower may sometimes be referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Lender and Borrower are parties to that certain Revolving Line of Credit Facility Agreement dated as of October 13, 2016 (the “Line of Credit”), pursuant to which Lender agreed to loan to Borrower up to $10,000,000 in accordance with the terms thereof; and

WHEREAS, pursuant to the Line of Credit, Borrower also executed and delivered to Lender that certain Promissory Note dated as of October 13, 2016 (“Promissory Note”), which Promissory Note provided the terms of repayment of all monies borrowed under the Line of Credit; and

WHEREAS, both the Line of Credit and Promissory Note provide that all principal and accrued interest shall be paid by Borrower to Lender not later than April 13, 2017; and

WHEREAS, Lender and Borrower have entered into a Letter Agreement on or around the date of this Amendment, whereby they have agreed to amend the Line of Credit and the Promissory Note to extend the maturity date of all monies borrowed thereunder until June 13, 2017, in exchange for Borrower’s promise to repay, on April 13, 2017, fifty percent (50%) of its then-outstanding principal balance under the Line of Credit and the Promissory Note.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.              Maturity Date. Subject to paragraph 2 below, the maturity date of all monies extended by Lender and borrowed by Borrower is hereby extended to June 13, 2017, and the paragraph of the Line of Credit entitled “Maturity Date” is hereby amended and restated to read in its entirety as follows:

June 13, 2017, on which date Borrower agrees to repay the remaining unpaid balance of the Line of Credit in its entirety, including all outstanding principal, interest, fees, expenses and other amounts due in connection therewith. Any extension of the Maturity Date shall be at Lender’s sole option and discretion.

2.              Re-Payment of Principal. In consideration of the extension of the maturity date as provided for in Section 1 above, Borrower agrees to pay to Lender, on April 13, 2017, fifty percent (50%) of its then-outstanding principal balance under the Line of Credit and the Promissory Note, such amount to be credited to the principal then outstanding under the Line of Credit and the Promissory Note; provided that Borrower’s failure to make such payment by such date shall be deemed to be an immediate “Event of Default” under the Line of Credit and an immediate “Event of Acceleration” under the Promissory Note, as such terms are defined under the Line of Credit and the Promissory Note, respectively.  For the avoidance of doubt, payment of such money shall be in addition to any prior repayments of principal or payments of interest under the Line of Credit and the Promissory Note that may have been made by Borrower to Lender prior to the date of this Amendment.

3.              Change of Address.  For any purpose required or permitted under the Line of Credit, the address of Borrower shall be: 9635 Maroon Circle, Suite 400, Englewood, CO 80112.

4.              No Other Changes. Except as expressly amended and modified by this Amendment, the remaining terms and conditions of the Line of Credit are and shall continue to be in full force and effect in accordance with the terms thereof.

5.              Representations of the Parties.  Each of the Lender and Borrower hereby represent and warrant that the individual executing this Amendment has been authorized by all necessary corporate or organizational power and authority, and when so executed, this Amendment shall represent the binding agreement of each such Party.

6.              Counterparts. This Amendment may be executed in any number of counterparts and, when so executed, all of such counterparts together shall constitute a single instrument binding upon all of the Parties hereto notwithstanding the fact that all parties are not signatory to the original or the same counterpart. Electronic signatures are acceptable as original signatures.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the day and year first above-written.

BORROWER:

PETROSHARE CORP.

By:	/s/ Stephen J. Foley
Name:	Stephen J. Foley
Title:	Chief Executive Officer

LENDER:

PROVIDENCE ENERGY PARTNERS III, LP
By: Providence Energy Partners III GP, LLC

By:	/s/ David Bissmeyer
Name:	David Bissmeyer
Title:	COO

EXHIBIT B TO LETTER AGREEMENT

Form of Amendment to Promissory Note

[see attached]

FIRST AMENDMENT TO PROMISSORY NOTE

This FIRST AMENDMENT TO PROMISSORY NOTE (this “Amendment”) is made and entered into this 30 day of March 2017, by and between Providence Energy Partners III, LP, whose address is 16400 North Dallas Parkway, Suite 400, Dallas, TX 75248 (“Lender”), and PetroShare Corp., whose address is 9635 Maroon Circle, Suite 400, Englewood, CO 80112 (formerly at 7200 S. Alton Way, Suite B220, Centennial, CO 80112) (“Borrower”).  Lender and Borrower may sometimes be referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Lender and Borrower are parties to that certain Revolving Line of Credit Facility Agreement dated as of October 13, 2016 (the “Line of Credit”), pursuant to which Lender agreed to loan to Borrower up to $10,000,000 in accordance with the terms thereof; and

WHEREAS, pursuant to the Line of Credit, Borrower executed and delivered to Lender that certain Promissory Note dated as of October 13, 2016 (“Promissory Note”), which Promissory Note provided the terms of repayment of all monies borrowed under the Line of Credit; and

WHEREAS, both the Line of Credit and Promissory Note provide that all principal and accrued interest shall be paid by Borrower to Lender not later than April 13, 2017; and

WHEREAS, Lender and Borrower have entered into a Letter Agreement on or around the date of this Amendment, whereby they have agreed to amend the Line of Credit and the Promissory Note to extend the maturity date of all monies borrowed thereunder until June 13, 2017, in exchange for Borrower’s promise to repay to Lender, on April 13, 2017, fifty percent (50%) of its then-outstanding principal balance under the Line of Credit and the Promissory Note.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.              Payment of Interest and Principal. Subject to paragraph 2 below, the paragraph of the Promissory Note entitled “PAYMENT OF INTEREST AND PRINCIPAL” is hereby amended and restated to read in its entirety as follows:

PAYMENT OF INTEREST AND PRINCIPAL. Payments of interest only shall accrue based on the amount outstanding hereunder at the end of the previous month and shall be due and payable in monthly installments beginning on the first month following the advancement of any capital or funds under the Revolving Line of Credit Facility Agreement (the “Credit Facility”) and continuing each month thereafter until the Note is paid in full. Payment of principal amounts may be made at any time during the term hereof. All payments under this Note shall be applied first to accrued but unpaid interest, and next to outstanding principal.  If not sooner paid, the entire remaining indebtedness (including accrued interest) shall be due and payable on June 13, 2017. Payments shall be made to:

Providence Energy Partners III, LP

16400 North Dallas Parkway, Suite 400

Dallas, TX 75248

or any alternative location as requested by Lender

2.              Re-Payment of Principal. In consideration of the extension of the maturity date as provided for in Section 1 above, Borrower agrees to pay to Lender, on April 13, 2017, fifty percent (50%) of its then-outstanding principal balance under the Line of Credit and the Promissory Note, such amount to be credited to the principal then outstanding under the Line of Credit and the Promissory Note; provided that Borrower’s failure to make such payment by such date shall be deemed to be an immediate “Event of Default” under the Line of Credit and an immediate “Event of Acceleration” under the Promissory Note, as such terms are defined under the Line of Credit and the Promissory Note, respectively.  For the avoidance of doubt, payment of such money shall be in addition to any prior repayments of principal or payments of interest under the Line of Credit and the Promissory Note that may have been made by Borrower to Lender prior to the date of this Amendment.

3.              Change of Address.  For any purpose required or permitted under the Promissory Note, the address of Borrower shall be: 9635 Maroon Circle, Suite 400, Englewood, CO 80112.

4.              No Other Changes. Except as expressly amended and modified by this Amendment, the remaining provisions of the Promissory Note shall continue in full force and effect in accordance with the terms thereof.

5.              Counterparts. This Amendment may be executed in any number of counterparts and, when so executed, all of such counterparts taken together shall constitute a single instrument binding upon all of the parties hereto notwithstanding the fact that all parties are not signatory to the original or the same counterpart. Electronic signatures are acceptable as original signatures.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER:

PETROSHARE CORP.

By:	Stephen J. Foley
Name:	Stephen J. Foley
Title:	Chief Executive Officer

LENDER:

PROVIDENCE ENERGY PARTNERS III, LP
By: Providence Energy Partners III GP, LLC

By:	/s/ David Bissmeyer
Name:	David Bissmeyer
Title:	COO